Supplement dated June 26, 2019
to the Summary Prospectus, as supplemented, of the following fund:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Alternative Beta Fund (the Fund)	10/1/2018
On June 21, 2019, the Fund's Board of Trustees approved changes to the Fund's name and principal investment strategies, and the addition of AQR Capital Management, LLC (AQR) and QMA LLC (QMA) as subadvisers to each manage a portion of the Fund's assets beginning in the third quarter of 2019. As a result, effective on or about August 1, 2019 (the Effective Date), the Fund’s name is changed to Columbia Multi Strategy Alternatives Fund. Accordingly, on the Effective Date, all references in the Summary Prospectus to Columbia Alternative Beta Fund are hereby deleted and replaced with Columbia Multi Strategy Alternatives Fund. In addition, as of the Effective Date (or such other date noted below), the changes described in this Supplement are hereby made to the Fund’s Summary Prospectus.
As of the Effective Date (or such other date noted below), the information under the section "Principal Investment Strategies" is hereby superseded and replaced with the following:
Under normal circumstances, the Fund employs alternative investment strategies that seek to identify and capitalize in the market upon changes in macroeconomic fundamentals, market inefficiencies, market behavioral biases, market mis-pricings, risk premia, and other market factors or events within equity, fixed income, interest rate, commodities and currency markets around the world, including emerging markets. The Fund uses alternative investment strategies in seeking to achieve its investment objective of absolute (positive) returns over a complete market cycle, which, for stocks and bonds can be measured from market peak to peak or from market trough to trough.
Alternative investment and other strategies used within the Fund may include carry, currency, curve, global macroeconomic (global macro), global tactical asset allocation, low beta, momentum, mortgage-related asset opportunities, value, and volatility strategies, which may be pursued through investment in long/short securities positions, derivatives, and other instruments and assets.
Effective in the third quarter of 2019, the Fund pursues its investment objective by allocating its assets among different asset managers. The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund’s assets, or sleeve of the Fund. Columbia Management is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AQR Capital Management, LLC (AQR) and QMA LLC (QMA). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve (including sleeves it manages, as well as those managed by the Subadvisers), and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
Columbia Management employs the following strategies in separate sleeves seeking to achieve the Fund’s investment objective: Alternative Beta, G10 Currency, Global Tactical Asset Allocation (GTAA), and Mortgage Opportunities, as well as a Liquidity sleeve. Each of AQR and QMA employs a global macro strategy. Each of these sleeves is described below.
The Fund is actively managed and seeks exposure to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign, including emerging, markets (both exchange-traded and over-the-counter instruments). While the Fund anticipates having exposure among the various sleeves under normal circumstances, there is no maximum or minimum exposure the Fund may have to any specific asset class, market sector, currency, or instrument.
The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards, futures, options, structured investments, and swaps (such as total return swaps, which the Fund expects to invest in significantly). The Fund typically will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.
The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Investment Manager anticipates that the Fund’s net notional investment exposure will be approximately 250 - 900% of the net assets of the Fund in the market environment that the Investment Manager expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Investment Manager otherwise believes conditions so warrant.
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The Fund may invest in its investments directly, or indirectly by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest primarily in commodity-linked derivatives, but they may also invest in other instruments such as financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth- and value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit quality/rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, mortgage-related assets (as described below), asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments.
Mortgage-related assets may be issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government, and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. The Fund’s investments in mortgage-related assets also include investments in stripped mortgage-backed securities such as interest-only (IO), principal-only (PO) and inverse interest-only (IIO) securities.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
There is no limitation on the credit quality/rating, maturity or duration of the instruments to which the Fund may have investment exposure.
From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.
The Fund may take both long and short positions in all of its investments. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure. The Fund may also take long or short positions using derivative instruments.
The Fund may purchase securities in private placements, repurchase agreements, and exchange-traded funds (ETFs).
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
As of the Effective Date, the information under the section "Principal Risks" is hereby revised to add the following as Principal Risks of the Fund (Multi-Adviser Risk is added when the Subadvisers are each anticipated to begin managing a portion of the Fund's assets in third quarter 2019):
Allocation Risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected. Although the Fund will pursue its objective by allocating investment risks across asset classes that may react differently to various market states, there is no

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guarantee that it will be successful. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objective.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than other securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy suffers more than that of a Fund not following a momentum strategy.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet portfolio management’s perceived value assessment of that security, or may decline in price, even though portfolio management believes the securities are already undervalued. There is also a risk that it may take longer than

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expected for the value of these investments to rise to portfolio management’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
The rest of the section remains the same.
In connection with the Fund's revised Principal Investment Strategies in this Supplement, the fourth paragraph under the section "Performance Information" is hereby superseded and replaced with the following:
The Fund’s performance reflects returns achieved by the Investment Manager prior to changes made to the Fund's Principal Investment Strategies beginning on or about August 1, 2019. If the Fund’s revised Principal Investment Strategies had been in place for the prior periods, results shown may have been different.
The rest of the section remains the same.
Effective immediately, the information under the section "Fund Management" is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Sleeve Managed	Managed Fund Since
Marc Khalamayzer, CFA	Senior Portfolio Manager and Head of Liquid Alternatives	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve and Liquidity Sleeve	2015
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve, Liquidity Sleeve and GTAA Sleeve	2015 August 2019
Matthew Ferrelli, CFA	Analyst	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve and Liquidity Sleeve	June 2019
Dan Boncarosky, CFA	Portfolio Manager	Sleeve Manager	GTAA Sleeve	August 2019
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Sleeve Manager	G10 Currency Sleeve	August 2019
Corey Lorenzen, CFA	Associate Portfolio Manager	Sleeve Manager	G10 Currency Sleeve	August 2019
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Tom Heuer, CFA	Senior Portfolio Manager	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Ryan Osborn, CFA	Senior Portfolio Manager	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Effective in the third quarter of 2019, the information under the section "Fund Management" is hereby revised to add the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jordan Brooks, Ph.D.	Principal of AQR	Sleeve Manager	Third Quarter 2019
David Kupersmith	Principal of AQR	Sleeve Manager	Third Quarter 2019
Lars Nielsen	Principal of AQR	Sleeve Manager	Third Quarter 2019
Ashwin Thapar	Managing Director of AQR	Sleeve Manager	Third Quarter 2019
Subadviser: QMA LLC (QMA)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Marco Aiolfi, Ph.D.	Principal and Portfolio Manager of QMA	Sleeve Manager	Third Quarter 2019
Yesim Tokat-Acikel, Ph.D.	Principal and Portfolio Manager of QMA	Sleeve Manager	Third Quarter 2019
Shareholders should retain this Supplement for future reference.
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